UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2023

POLAR POWER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37960	33-0479020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

249 E. Gardena Boulevard, Gardena, California 90248

(Address of Principal Executive Offices) (Zip Code)

(310) 830-9153

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	POLA	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into of a Material Definitive Agreement.

On November 3, 2023, Polar Power, Inc. (the “Company”) entered into a Warrant Exchange Agreement (the “Agreement”) with entities affiliated with Empery Asset Management, LP (the “Empery Entities”), who are holders of the Company’s outstanding warrants (the “Warrants”) to purchase an aggregate of 24,122 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), which Warrants were originally issued pursuant to the offering described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 8, 2020. Pursuant to the Agreement, the Company expects to issue an aggregate of 12,062 shares of Common Stock to the Empery Entities in exchange for the surrender and cancellation of the Warrants held by the Empery Entities (which Warrants represent all outstanding Warrants of the Company) on or about November 7, 2023. Upon issuance of such shares and cancellation of the Warrants, the Company will no longer have any Warrants outstanding.

The Company’s entry into the Agreement was the result of a separate private negotiation between the Company and the Empery Entities.

The above summary of the Agreement does not purport to be complete and is qualified in its entirety to the full text of the form of Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is qualified herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosures set forth above under Item 1.01 are incorporated herein by reference. The issuance by the Company of the shares of Common Stock in exchange for the surrender and cancellation of the Warrants is being made in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”) in reliance on Section 3(a)(9) of the Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description

10.1	Form of Warrant Exchange Agreement by and between Polar Power, Inc. and the Empery Entities.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023

POLAR POWER, INC.

By:	/s/ Arthur D. Sams
Arthur D. Sams President, Chief Executive Officer and Secretary